UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2005
COMMERCIAL NET LEASE REALTY, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-11290	56-1431377

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue Suite 900 Orlando, Florida	32801

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (407) 265-7348
Not applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
          On December 21, 2005, Commercial Net Lease Realty, Inc. (the “Company”) completed the acquisition of 74 convenience store properties from SSP Partners, a subsidiary of Susser Holdings, LLC (together, “Susser”), for $170 million. The properties are primarily located in Texas and operated under the Circle K brand. Susser has entered into triple-net leases whereby Susser has leased back the properties from the Company for a twenty-year initial term. Approximately $31 million of acquired properties are being held as inventory properties for subsequent sale.
          Susser operates over 300 retail convenience stores in Texas and Oklahoma and distributes motor fuel to over 340 branded dealer units and 25 unattended units through its wholesale fuel division. Founded in 1938 by the Susser family, Susser has experienced dynamic growth over the last decade and is one of the largest convenience store operators in the United States.
Item 7.01. Regulation FD Disclosure.
          On December 21, 2005, Commercial Net Lease Realty, Inc. (the “Company”) issued a press release announcing the Susser acquisition described in Item 2.01 above. The press release is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
     (b) Pro Forma Financial Information

COMMERCIAL NET LEASE REALTY, INC.
INDEX TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

COMMERCIAL NET LEASE REALTY, INC.
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
The unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2005, and the unaudited Pro Forma Condensed Consolidated Statements of Earnings for the nine months ended September 30, 2005, and for the year ended December 31, 2004, are based on the historical financial statements of the Company.
The unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2005, is presented as if the completion of the acquisition of 74 convenience store properties (the “Properties”) from Susser had occurred September 30, 2005. The Company financed the purchase price with proceeds from the Company’s credit facility and a portion of the proceeds from the Company’s $150,000,000 debt offering, which closed on November 17, 2005. The unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2005, is presented as if the proceeds of the debt offering and credit facility were received on September 30, 2005.
The unaudited Pro Forma Condensed Consolidated Statements of Earnings for the nine months ended September 30, 2005, and for the year ended December 31, 2004, are presented as if the completion of the acquisition of the properties, the receipt of the proceeds from the Company’s $150 million debt offering and the receipt of the proceeds from the Company’s credit facility used to purchase the Properties each had occurred at the beginning of the periods presented. The unaudited pro forma information should be read in conjunction with the historical financial statements and notes related thereto appearing in the Company’s Forms 10-Q and 10-K.
Preparation of the pro forma information was based on assumptions considered appropriate by the Company’s management. The pro forma financial information is unaudited and is not necessarily indicative of the results which would have occurred if the completion of the acquisition of the Properties had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and the results of operations for futures periods. In management’s opinion, all adjustments necessary to reflect the effects of the completion of the acquisition of the Properties have been made.

COMMERCIAL NET LEASE REALTY, INC.
and SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2005
(dollars in thousands, except per share data)
(unaudited)

		Susser
	Historical	Transaction		Pro Forma
Real estate, Investment Portfolio:
Accounted for using the operating method, net of accumulated depreciation and amortization and impairment	$1,140,481	$139,944	(A)	$1,280,425
Accounted for using the direct financing method	100,445	—		100,445
Held for sale, net of impairment	1,600	—		1,600
Real estate, Inventory Portfolio, held for sale, net of accumulated depreciation	80,311	30,516	(B)	110,827
Mortgages, notes and accrued interest receivable, net of allowance	51,607	—		51,607
Mortgage residual interests	69,917	—		69,917
Cash and cash equivalents	11,856	—		11,856
Restricted cash	26,500	—		26,500
Receivables, net of allowance	12,777	—		12,777
Accrued rental income, net of allowance	27,510	—		27,510
Debt costs, net of accumulated amortization	3,615	—		3,615
Other assets	22,758	—		22,758

Total assets	$1,549,377	$170,460		$1,719,837

LIABILITIES AND STOCKHOLDERS’ EQUITY

Line of credit payable	$120,800	$20,460	(C)	$141,260	(C)
Mortgages payable	152,043	—		152,043
Notes payable — secured	30,000	—		30,000
Notes payable, net of unamortized discount and amortized interest rate hedge gain	343,765	150,000	(C)	493,765
Financing lease obligation	26,041	—		26,041
Accrued interest payable	5,513	—		5,513
Other liabilities	23,353	—		23,353
Income tax liability	24,786	—		24,786

Total liabilities	726,301	170,460		896,761

Minority interest	9,360	—		9,360

Stockholders’ equity:
Preferred stock, $0.01 par value. Authorized 15,000,000 shares
Series A, 1,781,589 shares issued and outstanding, stated liquidation value of $25 per share	44,540	—		44,540
Series B Convertible, 10,000 shares issued and outstanding, stated liquidation value of $2,500 per share	25,000	—		25,000
Common stock, $0.01 par value. Authorized 190,000,000 shares; 54,195,216 shares issued and outstanding	542	—		542
Excess stock, $0.01 par value. Authorized 205,000,000 shares; none issued or outstanding	—	—		—
Capital in excess of par value	765,717	—		765,717
Accumulated dividends in excess of net earnings	(19,623)	—		(19,623)
Other comprehensive income	1,254	—		1,254
Deferred compensation	(3,714)	—		(3,714)

Total stockholders’ equity	813,716	—		813,716

	$1,549,377	$170,460		$1,719,837

COMMERCIAL NET LEASE REALTY, INC.
and SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005
(dollars in thousands, except per share data)
(unaudited)

		Adjusted for
		Discontinued	Adjusted	Susser
	Historical	Operations	Historical	Transaction		Pro Forma
Revenues:
Rental income from operating leases	$81,687	$—	$81,687	$9,431	(D)	$91,118
Earned income from direct financing leases	7,992	—	7,992	—		7,992
Real estate expense reimbursement from tenants	4,221	—	4,221	—		4,221
Gain on disposition of real estate, Inventory Portfolio	708	—	708	—		708
Interest income from real estate transactions	4,940	—	4,940	—		4,940
Interest income on mortgage residual interests	4,719	—	4,719	—		4,719

	104,267	—	104,267	9,431		113,698

Operating expenses:
General and administrative	16,841	—	16,841	—		16,841
Real estate	7,683	—	7,683	—		7,683
Depreciation and amortization	15,828	—	15,828	1,301	(E)	17,129
Impairments	1,750	—	1,750	—		1,750

	42,102	—	42,102	1,301		43,403

Earnings from operations	62,165	—	62,165	8,130		70,295

Other expenses (revenues):
Interest and other income	(1,191)	—	(1,191)	—		(1,191)
Interest expense	25,169	—	25,169	6,855	(F)	32,024

	23,978	—	23,978	6,855		30,833

Earnings from continuing operations before provision for income taxes, minority interest and equity in earnings of unconsolidated affiliates	38,187	—	38,187	1,275		39,462

Income tax benefit	1,397	—	1,397	—		1,397
Minority interest	250	—	250	—		250
Equity in earnings of unconsolidated affiliates	1,291	—	1,291	—		1,291

Earnings from continuing operations	41,125	—	41,125	1,275		42,400

Earnings from discontinued operations:
Real estate, Investment Portfolio	10,827	—	10,827	—		10,827
Real estate, Inventory Portfolio, net of income tax expense and minority interest	7,471	—	7,471	205	(G)	7,676

	18,298	—	18,298	205		18,503

Earnings before extraordinary gain	59,423	—	59,423	1,480		60,903

Extraordinary gain, net of income tax expense	11,805	—	11,805	—		11,805

Net earnings	71,228	—	71,228	1,480		72,708
Series A Preferred Stock dividends	(3,006)	—	(3,006)	—		(3,006)
Series B Convertible Preferred Stock dividends	(1,256)	—	(1,256)	—		(1,256)

Earnings available to common stockholders — basic	66,966	—	66,966	1,480		68,446
Series B Convertible Preferred Stock dividends	1,256	—	1,256	—		1,256

Earnings available to common stockholders — diluted	$68,222	$—	$68,222	$1,480		$69,702

COMMERCIAL NET LEASE REALTY, INC.
and SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005
(dollars in thousands, except per share data)
(unaudited)

		Adjusted for
		Discontinued		Susser
	Historical	Operations	Adjusted Historical	Transaction	Pro Forma
Net earnings per share of common stock:
Basic:
Continuing operations	$0.70	$—	$0.70	$0.03	$0.73
Discontinued operations	0.35	—	0.35	—	0.35
Extraordinary gain	0.22	—	0.22	—	0.22

Net earnings	$1.27	$—	$1.27	$0.03	$1.30

Diluted:
Continuing operations	$0.70	$—	$0.70	0.03	0.73
Discontinued operations	0.34	—	0.34	—	0.34
Extraordinary gain	0.22	—	0.22	—	0.22

Net earnings	$1.26	$—	$1.26	$0.03	$1.29

Weighted average number of common shares outstanding:
Basic	52,596,163	—	52,596,163	—	52,596,163

Diluted	54,122,139	—	54,122,139	—	54,122,139

COMMERCIAL NET LEASE REALTY, INC.
and SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2004
(dollars in thousands, except per share data)
(unaudited)

		Adjusted for
		Discontinued	Adjusted	Susser
	Historical	Operations	Historical	Transaction		Pro Forma
Revenues:
Rental income from operating leases	$98,278	$36	$98,314	$12,575	(D)	$110,889
Earned income from direct financing leases	10,861	—	10,861	—		10,861
Real estate expense reimbursement from tenants	5,756	—	5,756	—		5,756
Gain on disposition of real estate, Inventory Portfolio	4,700	—	4,700	—		4,700
Interest income from real estate transactions	7,698	—	7,698	—		7,698

	127,293	36	127,329	12,575		139,904

Operating expenses:
General and administrative	22,996	(1)	22,995	—		22,995
Real estate	12,021	(141)	11,880	—		11,880
Depreciation and amortization	16,728	(35)	16,693	1,735	(E)	18,428
Transition costs	3,741	—	3,741	—		3,741

	55,486	(177)	55,309	1,735		57,044

Earnings from operations	71,807	213	72,020	10,840		82,860

Other expenses (revenues):
Interest and other income	(3,808)	(47)	(3,761)	—		(3,761)
Interest expense	32,381	—	32,381	9,008	(F)	41,389

	28,573	(47)	28,620	9,008		37,628

Earnings from continuing operations before provision for income taxes, minority interest and equity in earnings of unconsolidated affiliates	43,234	166	43,400	1,832		45,232

Income tax benefit	2,544	—	2,544	—		2,544
Minority interest	(1,243)	—	(1,243)	—		(1,243)
Equity in earnings of unconsolidated affiliates	4,724	—	4,724	—		4,724

Earnings from continuing operations	49,259	166	49,425	1,832		51,257

Earnings from discontinued operations:
Real estate, Investment Portfolio	6,129	(166)	5,963	—		5,963
Real estate, Inventory Portfolio, net of income tax expense and minority interest	9,546	—	9,546	291	(G)	9,837

	15,675	(166)	15,509	291		15,800

Net earnings	64,934	—	64,934	2,123		67,057

Series A Preferred Stock dividends	(4,008)	—	(4,008)	—		(4,008)
Series B Convertible Preferred Stock dividends	(1,675)	—	(1,675)	—		(1,675)

Earnings available to common stockholders – basic	59,251	—	59,251	2,123		61,374
Series B Convertible Preferred Stock dividends	—	—	—	—		—

Earnings available to common stockholders – diluted	$59,251	$—	$59,251	$2,123		$61,374

COMMERCIAL NET LEASE REALTY, INC.
and SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2004
(dollars in thousands, except per share)
(unaudited)

		Adjusted for
		Discontinued	Adjusted	Susser
	Historical	Operations	Historical	Transaction	Pro Forma
Net earnings per share of common stock:
Basic:
Continuing operations	$0.85	$—	$0.85	$0.03	$0.88
Discontinued operations	0.30	—	0.30	0.01	0.31

Net earnings	$1.15	$—	$1.15	$0.04	$1.19

Diluted:
Continuing operations	$0.85	$—	$0.85	0.03	0.88
Discontinued operations	0.30	—	0.30	0.01	0.31

Net earnings	$1.15	$—	$1.15	$0.04	$1.19

Weighted average number of common shares outstanding:
Basic	51,312,434	—	51,312,434	—	51,312,434

Diluted	51,742,518	—	51,742,518	—	51,742,518

COMMERCIAL NET LEASE REALTY, INC.
and SUBSIDIARIES
NOTES AND ASSUMPTIONS TO THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)
1. Adjustments to Pro Forma Condensed Consolidated Balance Sheet:
(A)	Increase in Real Estate Investment Portfolio represents the acquisition of the Properties to be held for investment for approximately $140 million, including closing costs.

(B)	Increase in Real Estate Inventory Portfolio represents the acquisition of the portion of the Properties to be held for sale for approximately $31 million, including closing costs.

(C)	Increase in the Notes payable and decrease in the Line of Credit payable represents proceeds from the Company’s $150,000,000 debt offering and the use of those proceeds to pay down the Company’s credit facility. The remaining $29,200,000 of such proceeds and a draw of $141,260,000 under the Company’s credit facility were used to fund the purchase price of the Properties.
2. Adjustments the Pro Forma Condensed Consolidated Statements of Earnings:
(D)	Rental income has been adjusted to reflect the lease payments from Susser calculated on a pro forma basis in accordance with rent provisions in the leases, assuming the leases were entered into at the beginning of each periods.

(E)	Depreciation and amortization have been adjusted based on the allocated purchase price of the real estate held for investment acquired and an estimated useful life of 40 years, assuming the acquisition occurred at the beginning of each period.

(F)	Interest expense has been adjusted to reflect the interest costs related to the proceeds from the debt offering and the line of credit, assuming that the borrowings to finance the Properties occurred at the beginning of each period.

(G)	Earnings from discontinued operations: Real Estate Inventory Portfolio has been adjusted to reflect the revenues and expenses related to the acquisition of Properties held for sale, assuming the acquisition had occurred at the beginning of each period.

(d) Exhibits.

2.1*	Real Estate Purchase and Sale Agreement, dated November 28, 2005, between Commercial Net Lease Realty, LP and SSP Partners, as amended.

2.2*	Real Estate Purchase and Sale Agreement, dated December 1, 2005, between Commercial Net Lease Realty, LP and SSP Partners, as amended.

10.1	Form of Lease Agreement, between an affiliate of Commercial Net Lease Realty, Inc., as landlord and SSP Partners, as tenant.

99.1	Press Release, dated December 21, 2005, of Commercial Net Lease Realty, Inc.

*	Exhibits and Schedules have been omitted but will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL NET LEASE REALTY, INC.

	By:	/s/ Kevin B. Habicht
	Name:	Kevin B. Habicht
	Title:	Chief Financial Officer

Dated: December 27, 2005

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Real Estate Purchase and Sale Agreement, dated as of November 28, 2005, between Commercial Net Lease Realty, LP and SSP Partners, as amended.

2.2*	Real Estate Purchase and Sale Agreement, dated as of December 1, 2005, between Commercial Net Lease Realty, LP and SSP Partners, as amended.

10.1	Form of Lease Agreement, between a subsidiary of Commercial Net Lease Realty, Inc., as landlord and SSP Partners, as tenant.

99.1	Press Release, dated December 21, 2005, of Commercial Net Lease Realty, Inc.

*	Exhibits and Schedules have been omitted but will be furnished supplementally to the Securities and Exchange Commission upon request.